EXHIBIT 23.1

Independent Auditors’ Consent

The Board of Directors and Stockholders

Radnor Holdings Corporation:

We consent to the use of our report included herein in the Form 8-K/A.

/s/ Bessner Gallay Kreisman

Bessner Gallay Kreisman

Chartered Accountants

Montreal, Quebec

January 16, 2004